UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

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Loop Media, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA 91203

(Address of Principal Executive Office) (Zip Code)

(818) 823-4801

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2020, Loop Media, Inc., a Nevada corporation (the “Company”) acquired from SPKR INC., a Delaware corporation (“Seller”), the Seller’s Website and Internet Domain Name, Spkr.com (the “Website”) and a mobile application Seller developed (the “App”), available in the Apple Inc. IOS Store as Spkr: Curated Podcast Radio, and related assets (the Website, the App and all other assets associated with Seller’s audio network business that were acquired, the “Acquired Assets”) pursuant to an Asset Acquisition Agreement dated the same date (the “Purchase Agreement”) entered into by and between the Company, Seller and PTK Investments, LLC, a Delaware limited liability company (dba PTK Capital), in its capacity as the Seller representative under the Purchase Agreement (the “Acquisition”).

The purchase price for the Acquired Assets consisted of consideration of 1,369,863 shares of the Company’s common stock, par value $0.0001 per share, (the “Shares”). The Shares were issued to the Seller on October 13, 2020. The Shares are subject to restriction on resales until that date that is one year following the closing of the Acquisition, or, if sooner, the date that is 90 days after the Company’s securities begin trading on the NASDAQ which is binding on any holder receiving any of the Shares from Seller.

Following the issuance of the Shares, the Company has 115,690,897 shares of common stock, par value $0.0001 per share, issued and outstanding.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The issuance of the Shares in connection with the Acquisition are exempt from registration under Section 4(a)(2) and Rule 506 of Regulation D as promulgated by the SEC under of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering, based on the Company’s belief that the issuance of such securities did not involve a public offering, there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On October 19, 2020, the Company issued a press release announcing the Acquisition. A copy of the press release is attached to this Report as Exhibit 99.1.

The information in this Report furnished pursuant to Item 7.01 and the press release included as Exhibit 99.1 of Item 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Report constitutes material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Acquisition Agreement by and between Loop Media, Inc., SPKR Inc. and PTK Investments, LLC (dba PTK Capital), in its capacity as the Seller Representative dated October 13, 2020.
99.1	Press Release of Loop Media, Inc. dated October 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 19, 2020	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO